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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) June 9, 1999

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-64963                                 23-2811925
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    (Commission File Number)             (I.R.S. Employer Identification No.)

650 Dresher Road, Horsham, Pennsylvania                     19044
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

     On June 9, 1999, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of eighteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of their respective cut-off dates (the "Cut-off Dates"), an aggregate principal balance of $974,502,237 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cutoff Date with respect to each of the Mortgage Loans is its Due Date in June 1999. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement dated May 25, 1999, attached hereto as Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated May 25, 1999, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Column Financial Inc. ("Column") pursuant to a mortgage loan purchase agreement dated May 25, 1999, attached hereto as Exhibit 99.3, between Column as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement dated May 25, 1999, attached hereto as Exhibit 99.4, between GSMC as seller and the Depositor as purchaser. The Depositor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Deutsche Bank Securities Inc. ("DBS") and Goldman, Sachs & Co. ("GSC") as the underwriters, pursuant to an underwriting agreement dated May 25, 1999, (the "Underwriting Agreement"), attached hereto as Exhibit 1.1, between DLJ, DBS and GSMC as the underwriters, and the Depositor. The Depositor sold the Class H, Class J, Class K, Class L, Class M and Class N Certificates to Commercial Asset Trading, Inc. ("CATI"), an affiliate of the Depositor pursuant to a certificate purchase agreement dated May 25, 1999 (the "Certificate Purchase Agreement"), between CATI, as purchaser and the Depositor. The Class R-I, Class R-II and Class R-III Certificates were sold to Credit Suisse First Boston Corporation. The proceeds received by the Depositor from the sale of the Certificates pursuant to the Underwriting Agreement and the Certificate Purchase Agreement, less the expenses payable by the Depositor in connection with the offering of the Certificates (which expenses are estimated at $3,500,000), were used by the Depositor to acquire the Mortgage Loans.

     The Class X Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $974,502,236. The Class A-1 Certificates have an initial Certificate Balance of $150,250,000. The Class A-2 Certificates have an initial Certificate Balance of $548,955,000. The Class B Certificates have an initial Certificate Balance of $51,161,000. The
Class C Certificates  have an initial  Certificate  Balance of $48,725,000.  The
Class D Certificates  have an initial  Certificate  Balance of $14,618,000.  The
Class E Certificates  have an initial  Certificate  Balance of $41,416,000.  The
Class F Certificates  have an initial  Certificate  Balance of $12,181,000.  The
Class G Certificates  have an initial  Certificate  Balance of $12,182,000.  The
Class H Certificates  have an initial  Certificate  Balance of $46,289,000.  The
Class J Certificates  have an initial  Certificate  Balance of  $7,308,000.  The
Class K Certificates  have an initial  Certificate  Balance of $19,490,000.  The
Class L Certificates  have an initial  Certificate  Balance of  $7,309,000.  The
Class M Certificates  have an initial  Certificate  Balance of  $4,873,000.  The
Class N Certificates have an initial Certificate Balance of $9,745,236. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.

Exhibit
  No.          Document Description
-------        --------------------

1.1 Underwriting Agreement, dated as of May 25, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller, and Donaldson,
               Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between Column Financial Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.6 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and Column Financial Inc. as purchaser.

99.7 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC.

                                                (Registrant)


Dated: June 14, 1999                         By: /s/ David Lazarus
                                                 -------------------------------
                                             Name:   David Lazarus
                                             Title:  Vice President

                                INDEX TO EXHIBITS

Exhibit
  No.          Document Description
-------        --------------------

1.1 Underwriting Agreement, dated as of May 25, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller, and Donaldson,
               Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between Column Financial Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of May 25, 1999, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.6 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and Column Financial Inc. as purchaser.

99.7 Supplemental Agreement dated as of May 25, 1999, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

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